EXHIBIT 23.3

                              ACCOUNTANTS' CONSENT

The Board of Directors
BankAtlantic Bancorp. Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                   s/KPMG Peat Marwick LLP

Fort Lauderdale, Florida
April 18, 1997